Annual Fund Operating Expenses - Conservative Growth Lifestyle Fund - None	Sep. 28, 2021
Operating Expenses:
Management Fees	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.61%	[1],[2]
Total Annual Fund Operating Expenses	0.76%	[1]
Fee Waivers and/or Expense Reimbursements	0.02%	[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.74%	[1],[3]

[1]	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
[2]	“Acquired Fund Fees and Expenses” have been estimated for the current fiscal year.
[3]	Pursuant to an Expense Limitation Agreement, The Variable Annuity Life Insurance Company (“VALIC”) has contractually agreed to reimburse the expenses of the Fund until September 30, 2022, so that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.13%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Directors of VC I prior to any such renewal.